Vanguard® Mega Cap Growth Index Fund
Schedule of Investments (unaudited)
As of December 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.8%)
Basic Materials (0.5%)
	Ecolab Inc.	533,832	140,142
Consumer Discretionary (15.7%)
*	Amazon.com Inc.	6,437,461	1,485,895
*	Tesla Inc.	3,226,390	1,450,972
*	Netflix Inc.	5,279,232	494,981
	Booking Holdings Inc.	47,868	256,349
	TJX Cos. Inc.	1,644,701	252,643
*	Uber Technologies Inc.	2,989,039	244,234
	McDonald's Corp.	599,546	183,239
*	O'Reilly Automotive Inc.	1,588,784	144,913
	Marriott International Inc. Class A	461,031	143,030
*	Airbnb Inc. Class A	949,334	128,844
	Hilton Worldwide Holdings Inc.	370,734	106,493
*	Chipotle Mexican Grill Inc.	2,675,469	98,992
*	AutoZone Inc.	26,444	89,685
			5,080,270
Consumer Staples (0.4%)
*	Monster Beverage Corp.	1,646,038	126,202
Financials (1.2%)
	S&P Global Inc.	470,695	245,980
	Moody's Corp.	298,518	152,498
			398,478
Health Care (5.4%)
	Eli Lilly & Co.	992,821	1,066,965
*	Intuitive Surgical Inc.	501,321	283,928
*	Boston Scientific Corp.	2,294,567	218,787
*	Vertex Pharmaceuticals Inc.	422,403	191,501
			1,761,181
Industrials (6.0%)
	Visa Inc. Class A	1,879,455	659,144
	Mastercard Inc. Class A	995,746	568,452
	GE Vernova Inc.	400,554	261,790
*	Boeing Co.	1,181,602	256,549
	Sherwin-Williams Co.	327,255	106,040
	Cintas Corp.	542,093	101,951
			1,953,926
Real Estate (1.4%)
	Welltower Inc.	1,073,374	199,229
	Equinix Inc.	196,233	150,346
	American Tower Corp.	625,380	109,798
			459,373
Technology (68.2%)
	NVIDIA Corp.	22,599,633	4,214,831
	Apple Inc.	14,429,372	3,922,769
	Microsoft Corp.	7,134,148	3,450,217
	Alphabet Inc. Class A	5,529,926	1,730,867
	Meta Platforms Inc. Class A	2,194,131	1,448,324
	Alphabet Inc. Class C	4,368,398	1,370,803
	Broadcom Inc.	3,785,978	1,310,327
*	Palantir Technologies Inc. Class A	2,729,562	485,180
*	Advanced Micro Devices Inc.	2,078,016	445,028
	Oracle Corp.	2,168,699	422,701
	Salesforce Inc.	1,239,818	328,440
	Lam Research Corp.	1,787,267	305,944
	Intuit Inc.	401,565	266,005
*	AppLovin Corp. Class A	364,180	245,392

		Shares	Market Value ($000)
	Amphenol Corp. Class A	1,808,567	244,410
	KLA Corp.	197,904	240,469
*	ServiceNow Inc.	1,517,941	232,533
*	Adobe Inc.	647,365	226,571
*	Palo Alto Networks Inc.	1,092,550	201,248
*	Crowdstrike Holdings Inc. Class A	389,604	182,631
*	Synopsys Inc.	344,306	161,727
*	Cadence Design Systems Inc.	492,644	153,991
*	Autodesk Inc.	446,705	132,229
*	Snowflake Inc.	464,456	101,883
	Marvell Technology Inc.	1,140,215	96,895
*	Workday Inc. Class A	417,547	89,681
*	Fortinet Inc.	1,108,572	88,032
*	Strategy Inc.	443,612	67,407
			22,166,535
Telecommunications (1.0%)
*	Arista Networks Inc.	1,612,892	211,337
	T-Mobile US Inc.	559,656	113,633
			324,970
Total Common Stocks (Cost $21,251,127)			32,411,077
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1]	Vanguard Market Liquidity Fund, 3.780% (Cost $74,943)	749,434	74,943
Total Investments (100.0%) (Cost $21,326,070)			32,486,020
Other Assets and Liabilities—Net (0.0%)			3,894
Net Assets (100%)			32,489,914
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	March 2026	45	22,911	32

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Visa Inc. Class A	8/31/2026	BANA	56,800	(3.630)	—	(868)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.	Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of December 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	32,411,077	—	—	32,411,077
Temporary Cash Investments	74,943	—	—	74,943
Total	32,486,020	—	—	32,486,020
Derivative Financial Instruments
Assets
Futures Contracts[1]	32	—	—	32
Liabilities
Swap Contracts	—	(868)	—	(868)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.